ELEVATION ETF TRUST

SUMMIT WATER INFRASTRUCTURE MULTIFACTOR ETF

SUPPLEMENT DATED JUNE 6, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2017

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The Board of Trustees of Elevation ETF Trust (the “Trust”) has elected Joel W. Looney as an independent Trustee of the Trust.  Therefore, effective immediately, the disclosure in the SAI is modified as follows:

1.

The second and third sentences of the “Management - Trustees and Officers” section is deleted and replaced with the following:

“The Trust currently has four Trustees.  Three of the Trustees are not affiliated  with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser.”

2.

The following information is added to the section “Independent Trustees” under the “Management - Trustees and Officers” section in the Fund’s Statement of Additional Information:

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Joel W. Looney 1961	Trustee	Since 2017

Assistant Investment Officer (since 2013), Rocky Mountain Advisers, LLC (investment adviser); Director, Peak Trust Company-AK and Peak Trust Company-NV (2013 to present); Formerly, Director, Boulder Total Return Fund, Inc. (2001- 2015); Director, The Denali Fund Inc. (2007 – 2015);

Director, First Opportunity Fund, Inc.(2003 – 2015); Assistant Investment Officer (2013-2015), Boulder Investment Advisers, L.L.C. (investment adviser); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (broker-dealer).

				1	Mr. Looney is a Director of Boulder Growth & Income Fund, Inc. (1 fund).

*

The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**

This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***

The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

3.

The following information is added to the section “Additional Information about the Trustees’ Qualifications and Experience” under the “Management - Trustees and Officers” section in the Fund’s Statement of Additional Information:

Joel W. Looney

Mr. Looney has been Independent Trustee of the Trust since 2017. Mr. Looney also serves as Chairman and Director of Boulder Growth & Income Fund, Inc. (“BIF”), a closed-end mutual fund since 2002. Mr. Looney previously served on the Boards of Boulder Total Return Fund, Inc., The Denali Fund, Inc. and First Opportunity Fund, Inc., each a closed-end mutual fund, until these funds ceased operations as investment companies after their reorganization into BIF. Since 2013, Mr. Looney has served as a portfolio manager for BIF and as an assistant investment officer and portfolio manager for Rocky Mountain Advisors (“RMA”). Mr. Looney also manages a number of private client accounts. Prior to joining RMA, Mr. Looney was a registered representative with VSR Financial Services, Inc., of Overland Park, KS, a broker-dealer from 2007 to 2013. From 1999 to 2013, Mr. Looney was a principal and partner with Financial Management Group, LLC, an investment management firm located in Salinas, KS.  Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. Mr. Looney is a CFP charter holder and also holds Series 63 Uniform State Law and Series 65 Uniform Adviser Law certifications.

4.

The fourth sentence of the paragraph under the “Leadership Structure and Oversight Responsibilities” heading under the “Management - Trustees and Officers” section is deleted and replaced with the following:

The Board is currently composed of four members, three of whom are Independent Trustees.

5.

The fourth sentence of the paragraph under the “Audit Committee” heading under the “Management - Trustees and Officers” section is deleted and replaced with the following:

The Audit Committee members, each of whom is an Independent Trustee, are currently: Jeremy Deems (Chairman), Clifford Weber and Joel Looney.

6.

The fourth sentence of the paragraph under the “Nominating and Corporate Governance Committee” heading under the “Management - Trustees and Officers” section is deleted and replaced with the following:

Members of the Nominating and Corporate Governance Committee are currently: Clifford Weber (Chairman), Jeremy Deems and Joel Looney.

7.

Effective April 7, 2017, Abigail J. Murray resigned as Assistant Secretary of the Elevation ETF Trust.  Accordingly, all references to Ms. Murray herein are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE